John Hancock Variable Insurance Trust
Supplement dated September 15, 2016
to the Prospectus dated May 1, 2016

Strategic Equity Allocation Trust (the “fund”)

Effective September 23, 2016, the advisory fee schedule for the fund listed in “Appendix A Schedule of Management Fees” is revised and restated as follows:

0.675% first $2.5 billion of the net assets of the fund;

0.650% next $5 billion of the net assets of the fund;

0.625% next $2.5 billion of the net assets of the fund;

0.600% next $5 billion of the net assets of the fund;

0.595% next $10 billion of the net assets of the fund; and

0.590% excess over $25 billion of the net assets of the fund.

Aggregate Net Assets include the net assets of:

1.     the fund;

2.     International Strategic Equity Allocation Fund, a series of John Hancock Funds II (JHF II);

3.     Strategic Equity Allocation Fund, a series of JHF II; and

4.     U.S. Strategic Equity Allocation Fund, a series of JHF II.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.